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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-15667) pertaining to the Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation Plan of our report dated October 31, 1996, with respect to the consolidated financial statements of Kitty Hawk, Inc. included in the Annual Report (Form 10-K) for the year ended August 31, 1996.



                                                     ERNST & YOUNG LLP


Dallas, Texas
November 22, 1996